AMENDED PROMISSORY NOTE

$200,000                                                           June 1, 2001

     ACCU-SEARCH, INC., a New Jersey corporation (the "Debtor"), with its principal place of business at 25 East Front Street, Keyport, New Jersey 07735 for value received, hereby promises to pay to PIPELINE DATA INC. and its successors and permitted assigns (the "Payee"), at 250 East Hartsdale Avenue, Suite 21, Hartsdale, New York 10530, or such other address as the Payee may designate to the Debtor, the sum of Two Hundred Thousand ($200,000) Dollars, with simple interest at a rate of 12% per annum. All interest and principal under this Note shall be due and payable on December 31, 2001.

     This Promissory Note amends and replaces that certain promissory note dated November 1, 2000 from Debtor to Payee for equal principal and interest. In consideration for replacing the November 1, 2000 promissory note with this promissory note containing an extended maturity date of December 31, 2001, the Debtor hereby grants the Maker an option to purchase 25,000 shares of Debtor's common stock at the exercise price of $2.50.

     The principal and interest hereunder may be prepaid without premium or penalty. The Payee shall maintain its records to reflect the amount and date of any payment.

     If any of the following events shall occur for any reason whatsoever (and whether such occurrence shall be voluntary or involuntary or come about or be affected by operation of law or otherwise) (each, an "Event of Default") and such Event of Default has not been cured within ten (10) days after Payee has provided Debtor with notice of Debtor's Event of Default:

     1. If the Debtor shall fail to make payment within five (5) days of when due and payable hereunder; or

     2. If the Debtor shall (a) commence a voluntary case under the Federal Bankruptcy Code or similar law, (b) file a petition seeking to take advantage of any other law relating to bankruptcy, insolvency, composition or readjustment of debts, (c) fail to controvert in a timely and appropriate manner, or acquiesce in writing to, any petition filed against it in an involuntary case under the Federal Bankruptcy Code or similar law, or (d) take any action for the purpose of affecting any of the foregoing;

     then, subject to the last paragraph of this Note, the Payee or its successors or assigns may, by notice to the Debtor, take any or all of the following actions: (1) declare all amounts in respect of this Note to be due and payable, whereupon the same shall become accelerated and forthwith due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Debtor, and (2) exercise any remedies available at law or in equity, either by suit in equity, either by suit in equity or by action at law, or both, whether for specific performance of any covenant or other agreement contained in this Note, or in aid of the exercise of any power granted in this Note; provided, that upon the occurrence of any Event of Default referred to in Paragraph 2 in the Event of Default section of this Note, then automatically, without notice, demand or any other act by the Payee, all amounts payable under this Note shall, except as otherwise set forth in this Note, become immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived by the Debtor. No remedy conferred in this Note upon Payee is intended to be exclusive of any other remedy, and each and every such remedy shall be cumulative and shall be in addition to every other remedy conferred herein or now or hereinafter existing at law or in equity or by statute or otherwise.

     The failure by the Payee at any time to exercise any such right shall not be deemed a waiver thereof, nor shall it bar the exercise of any such right at a later date. Each and every right and remedy of the Payee may be exercised by the Payee from time to time and as often as may be necessary in the sole and absolute discretion of the Payee.

     Without limiting the Payee's rights hereunder, except as expressly permitted herein to the contrary, any notice or communication required or permitted in connection with this Note shall be given in writing by personal delivery or by reputable overnight courier, registered or certified mail, return receipt requested, postage prepaid to the addresses set forth in this Note or at such other address or in case of such other person as hereafter may be determined in writing.

     Any notice, request or communication hereunder shall be deemed to have been given when made, if sent by telecopier, or upon dispatch, if made by hand, within one business day if sent by reputable overnight courier or within five
(5) business days of dispatch if sent by registered or certified mail, return receipt requested. Any party may change the person or address to whom or which the notices are to be given hereunder, but any such notice shall be effective only when actually received by the party to whom it is addressed. Payment sent by registered mail, return receipt requested shall be deemed delivered three days after posting.

     EACH OF THE DEBTOR AND THE PAYEE HERETO WAIVES TRIAL BY JURY IN ANY LITIGATION IN ANY COURT WITH RESPECT TO, IN CONNECTION WITH, OR ARISING OUT OF THIS NOTE, THE OTHER DOCUMENTS OR THE VALIDITY, PROTECTION, INTERPRETATION, COLLECTION OR ENFORCEMENT THEREOF, OR ANY OTHER CLAIM OR DISPUTE HOWSOEVER ARISING, BETWEEN THE DEBTOR AND THE PAYEE.

     EACH OF THE DEBTOR AND THE PAYEE IRREVOCABLY CONSENTS THAT ANY LEGAL ACTION OR PROCEEDING AGAINST IT UNDER, ARISING OUT OF OR IN ANY MANNER RELATING TO THIS NOTE OR ANY OTHER DOCUMENT MAY BE BROUGHT IN ANY STATE OR FEDERAL COURT LOCATED IN THE STATE OF NEW YORK. THE DEBTOR, BY ITS EXECUTION AND DELIVERY OF THIS NOTE, EXPRESSLY AND IRREVOCABLY ASSENTS AND SUBMITS TO THE NONEXCLUSIVE PERSONAL JURISDICTION OF ANY OF SUCH COURTS IN ANY SUCH ACTION OR PROCEEDING BY REGISTERED MAIL, RETURN RECEIPT REQUESTED. THE DEBTOR HEREBY EXPRESSLY AND IRREVOCABLY WAIVES ANY CLAIM OR DEFENSE IN ANY SUCH ACTION OR PROCEEDING IN EITHER SUCH COURT BASED UPON IMPROPER VENUE OR FORUM NON CONVIENS OR ANY SIMILAR BASIS; PROVIDED HOWEVER, THAT NOTHING IN THIS NOTE SHALL AFFECT OR IMPAIR IN ANY MANNER OR TO ANY EXTENT THE RIGHT OF THE PAYEE TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST THE DEBTOR IN ANY OTHER JURISDICTION OR TO SERVE PROCESS IN ANY MANNER PERMITTED BY LAW.

     The Payee shall not, by any act, delay, omission or otherwise, be deemed to have waived any of its rights and/or remedies hereunder. No change, amendment, modification, termination, waiver or discharge, in whole or in part, of any provision of this Note shall be effective unless in writing and signed by the Payee, and if so given by the Payee, shall be effective only in the specific instance in which given. Except as set forth in the last paragraph of this Note, the Debtor acknowledges that this Note and the Debtor's obligations under this Note are, and shall be at all times continue to be, absolute and unconditional in all respects, and shall at all times be valid and enforceable. Except as set forth in the last paragraph of this Note, the Debtor absolutely, unconditionally and irrevocably waives any and all right to assert any setoff, offset, counterclaim, cross claim or claim of nature whatsoever with respect to this Note or the Debtor?s obligations hereunder. This Note may not be assigned by Payee except with Maker's prior written consent.

     In the event any one or more of the provisions contained in this Note should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

     The Debtor shall pay upon demand all of the Payee's costs of collection in connection with the successful enforcement of this Note, including, without limitation, reasonable attorneys' fees and costs unless the Payee is unsuccessful in any such enforcement, in which case the Payee shall cover all of Debtor's costs in connection with the attempted enforcement of this Note, including, without limitation, reasonable attorneys' fees and costs.

     The Debtor hereby waives presentment, demand for payment, protest and notice of dishonor in connection with the delivery, acceptance, performance, default, or enforcement of this Note.

     This Note shall be construed in accordance with and governed by the laws of the state of New York without giving effect to conflict of law principles.

     Set-offs, defenses and/or counterclaims may only be asserted with respect to amounts owing under this Note or the exercise of remedies hereunder if such set-offs, defenses and/or counterclaims arise out of this Note if, as a precondition and condition subsequent to asserting and continuing to assert such set-offs, defenses, and/or counterclaims the Debtor pays all of the outstanding amounts due and owing hereunder until the amount sought in connection with such set-offs, defenses and/or counterclaims equal the outstanding aggregate principal balance of this Note and the Debtor establishes an escrow arrangement reasonably satisfactory to Debtor and Payee and deposits into escrow, when due, all other amounts due under this Note, with such amounts plus interest to be released to the person entitled to such funds after the relevant claims have been resolved pursuant to final non- appealable judgements.

                                           ACCU-SEARCH, INC.

                                           By:  _______________________________

                                           Its:   ______________________________